UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 14, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address and Telephone Number	IRS Employer Identification Number

1-40	PACIFIC ENTERPRISES (A California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2020	94-0743670

1-1402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2010, the bylaws of Southern California Gas Company (“SoCalGas”) and Pacific Enterprises (“PE,” and together with SoCalGas, the “Companies”) were amended and restated by the Companies’ respective boards of directors primarily to conform the bylaws to those of the Companies’ ultimate parent company, Sempra Energy. The changes to the Companies’ bylaws are not substantive in nature and include the following: (i) adding officer positions and eliminating a requirement that certain officer positions be combined; (ii) eliminating a requirement that Board meetings be held on a specified day of the month; (iii) allowing flexibility in Board meeting attendance via electronic video screen communication to reflect the current California Corporations Code (the “Code”); (iv) adding shareholder meeting provisions to clarify notice, quorum and voting requirements; and (v) adding provisions regarding share certificates.

SoCalGas’ and PE’s respective bylaws, as amended through June 14, 2010, are attached hereto as Exhibits 3.1 and 3.2.  The foregoing description is qualified in its entirety by reference to Exhibits 3.1 and 3.2.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2010 joint Annual Meeting of Shareholders of Southern California Gas Company and Pacific Enterprises was held on June 14, 2010. Shareholders of each Company elected as directors for the ensuing year all four of the Boards’ respective nominees.

Below are the final voting results.

Election of Directors of SoCalGas.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael W. Allman	91,350,970	0	0	0
Javade Chaudhri	91,350,970	0	0	0
Joseph A. Householder	91,350,970	0	0	0
Mark A. Snell	91,350,970	0	0	0

Election of Directors of PE.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael W. Allman	83,917,664	0	0	0
Javade Chaudhri	83,917,664	0	0	0
Joseph A. Householder	83,917,664	0	0	0
Mark A. Snell	83,917,664	0	0	0

Item 9.01  Financial Statements and Exhibits.

         Exhibits

          3.1

Amended and Restated Bylaws of Southern California Gas Company effective June 14, 2010.

          3.2

Amended and Restated Bylaws of Pacific Enterprises effective June 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PACIFIC ENTERPRISES
(Registrant)

Date: June 17, 2010	By: /s/ Michael W. Allman
Michael W. Allman Chairman, President and Chief Executive Officer

SOUTHERN CALIFORNIA GAS COMPANY
(Registrant)

Date: June 17, 2010	By: /s/ Michael W. Allman
Michael W. Allman Chairman, President and Chief Executive Officer